UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2017

Date of reporting period: March 31, 2017

Item I.   Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/17 is included with this Form.

Annual Report
March 31, 2017

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00193137

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2017.
During the annual period, the broad small-cap equity market generated a robust positive return, while the broader U.S. equity and fixed income markets lagged but also generated positive returns. The annual period was highlighted by each of the Funds being recognized for both their short- and long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended March 31, 2017 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small-cap growth category among 599 funds as of March 31, 2017. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.i Further, during the annual period, Value Line Small Cap Opportunities Fund, Inc. was named a FidelitySM Fund Pick.

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended March 31, 2017 (allocation 50%-70% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation 50% to 70% equity category among 721 funds as of March 31, 2017. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2017, especially given the newsworthy events of the annual period.
Economic Review
Investors who reached for return in the capital markets during the annual period were generally well-rewarded in the “risk on” environment that dominated. The U.S. equity market, as represented by the S&P 500® Index3, grew 17.17%, and within fixed income, high yield corporate bonds were the clear winner, with the Bloomberg Barclays U.S. Corporate High-Yield Bond Index4 returning 16.39%. Conversely, reduced-risk bonds, such as U.S. Treasuries, lost ground, with the Bloomberg Barclays U.S. Treasury Index5 returning -1.44% for the annual period.
Supporting this “risk on” environment was the surprise election of Donald Trump, which raised investor expectations for economic growth. Investor optimism stemmed from the belief that the new U.S. president would successfully lower taxes, invest in infrastructure, renegotiate trade agreements and ease regulations. Amidst such anticipation, monthly job creation remained on target, and by the end of the first quarter of 2017, the U.S. unemployment rate had dropped to 4.5%. Average hourly earnings, following a period of stagnation, began to rise modestly. Expectations for rising inflation increased following the U.S. elections, and the Federal Reserve (the Fed) implemented two 0.25% interest rate hikes — one in December 2016 and one in March 2017 — with more monetary tightening anticipated as the calendar year progresses. However, at the end of the annual period, the consensus view was that the magnitude of the Fed’s tightening will largely depend on whether President Trump’s stimulative economic policies will be approved and launched.
For the 12 months ended March 31, 2017, the headline Consumer Price Index (CPI) rose 2.4% year over year before seasonal adjustment. The energy portion of the CPI rose 10.9%, while the food portion of the CPI increased 0.5%, each for the 12 months ended March 31, 2017. However, core CPI, which excludes food and energy, came in at 2.0% for the 12 months ended March 31, 2017, the smallest 12-month increase since November 2015.
U.S. Gross Domestic Product (GDP) growth was somewhat tepid at 1.6% for calendar year 2016. GDP weakened in the new year, coming in at only 1% on an annualized basis for the first quarter of 2017. Driving the slowdown, among other factors, were lower consumer spending, possibly due to East Coast snowstorms during the first months of 2017, and a drop in motor vehicle sales. Most economists appeared to believe that second quarter 2017 economic growth may accelerate after this slow start to the year but that GDP was still likely to stay below President Trump’s stated 3% to 4% annualized target. While his proposed tax cuts could have a meaningful effect on the economy, it was unclear at the end of March 2017 if such measures would be in place this calendar year.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 17.17% during the 12 months ended March 31, 2017. Uncertainty and surprise were likely the hallmarks of the annual period for the U.S. equity markets.
Driving the markets during much of the first half of the annual period was weaker economic growth than seen in many years. Tighter Fed policy and financial conditions, frail industrial activity, and political and social unrest undermined confidence and risk-taking. Additionally, continuous weakness in the European economies, the unexpected Brexit vote wherein the U.K. opted to leave the European Union, and tragic terrorist activities around the world provided further uncertainty and volatility spikes leading up to the U.S. elections in November 2016.

President’s Letter (unaudited) (continued)

The surprising outcome of the U.S. election sparked a sudden and significant change in investors’ outlook and sparked a flood of investment into equity sectors most likely to benefit from Republican policy initiatives, including financials, industrials, materials and energy. Conversely, market segments seen as being more defensive or vulnerable to higher interest rates lagged. The U.S. equity market surged to new record highs. By the end of March 2017, what was popularly called the “Trump Rally” had turned into the “Trump Hope Rally,” as hopes for lower corporate taxes, reduced regulatory pressures, more spending and thus improved corporate earnings remained dominant and yet put into some question by the Administration’s early and failures to pass legislation through Congress. Indeed, after a post-election run-up of 10.47%, the S&P 500® Index in March 2017 traded through the politics, interest rate increase, European Union notifications (with more votes coming), and global tensions to hold its ground, posting a minor 0.04% decline.
For the annual period overall, small-cap stocks within the U.S. equity market performed best by a wide margin, followed by large-cap and then mid-cap stocks, which performed similarly to each other and which still posted robust double-digit positive returns. Value stocks outperformed growth stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, nine of the 11 posted positive returns, but there was notable divergence. The financials and information technology sectors performed best, each generating strong double-digit gains. The materials and industrials sectors also outpaced the S&P 500® Index for the annual period. Telecommunication services and real estate were the weakest sectors during the annual period, each generating a modestly negative return. Utilities and consumer staples were also comparatively weak performing sectors.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index6, posted a return of 0.44% during the annual period, significantly lagging the performance of the broad U.S. equity market.
Fixed income investors were generally focused during the first half of the annual period on the Fed for cues as to when it would resume its long-anticipated increase in interest rates. The Fed maintained its dovish stance through much of 2016, as weak inflationary pressures kept inflation shy of the Fed’s 2% target. Global central bank policy was also critical, as continued stimulus by the European Union kept pressure downward on global government bond rates, including those of the U.S. However, the surprise election of Donald Trump ignited a “reflation trade,” where inflation was expected to increase due to investor anticipation of stronger economic growth based on Mr. Trump’s proposed stimulative policies. After the election, U.S. Treasury rates rose across the yield curve, or spectrum of maturities, while the sentiment of the Fed became more hawkish with talk of several interest rate hikes in 2017. The Fed increased the targeted federal funds rate in December 2016 and March 2017.
For the annual period overall, high yield corporate bonds, sovereign emerging markets debt, investment grade corporate bonds and taxable municipal bonds outperformed U.S. Treasuries by the greatest amount, followed by commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities.
The U.S. Treasury yield curve flattened during the annual period, as yields on shorter- and intermediate-term maturities rose more than yields on longer-term maturities. The yield on the bellwether 10-year U.S. Treasury rose approximately 61 basis points to end the annual period at 2.39%. (A basis point is 1/100th of a percentage point.)
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (599 funds), 10-year (386 funds) and overall (599 funds) periods ended March 31, 2017; five-star rating for 5-year (527 funds) period ended March 31, 2017. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2017. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended March 31, 2017.

ii
For Value Line Asset Allocation Fund, Inc.: Four-star rating for 3-year (721 funds); 5-year (616 funds); 10-year (424 funds) and overall (721 funds) periods ended March 31, 2017. All in the allocation 50% to 70% equity category. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended March 31, 2017.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

5
The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

6
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective EULAV Asset Management (the “Adviser”) normally invests at least 80% of the market value of the Fund’s net assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.’s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index1. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2017.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 19.09% during the 12 months ended March 31, 2017. This compares to the 26.22% return of the Fund’s benchmark, the Russell 2000® Index2, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While absolute returns were solid, the Fund underperformed the Russell 2000® Index during the 12-month reporting period due primarily to stock selection. Sector allocation also detracted but more modestly so. The annual period was a particularly strong one for small-cap stocks, and the Fund tends to lag in such times because of its emphasis on higher quality, less volatile holdings. Also, value-oriented stocks outperformed growth-oriented stocks during the annual period, and the Fund’s portfolio leans more to growth than to value.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in every sector during the annual period, while the Fund had absolute gains in all sectors in which it was invested except consumer staples and energy, where it had losses.
Relative to the Russell 2000® Index, stock selection in the information technology, materials, financials and consumer staples sectors detracted most from the Fund’s results. Having an underweighted allocation to the strongly performing financials sector also hurt. Partially offsetting these detractors was the positive contribution of effective stock selection in the industrials sector. Having an overweighted allocation to the industrials sector, which outpaced the Russell 2000® Index during the annual period, and having an underweighted allocation to the real estate sector, which lagged the Russell 2000® Index during the annual period, also boosted the Fund’s relative results. Having no exposure to the telecommunication services sector, which underperformed the Russell 2000® Index during the annual period, also proved beneficial.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance were automotive repair and tire services retailer Monro Muffler Brake, insurance company RLI, and pumps, dispensing closures and aerosol valves manufacturer Aptar Group. Shares of each declined during the annual period, as each reported weak operating results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were turf equipment manufacturer Toro, financial services holding company Stifel Financial and aerospace products and services company Heico. Each of these companies saw double-digit share price gains during the annual period, each reporting strong operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the 12-month period?
During the annual period, we initiated Fund positions in AAON, which designs, manufactures and markets commercial rooftop air-conditioning, heating and heat recovery equipment and air-conditioning coils; ICU Medical, which develops, manufactures and sells disposable medical connection systems for use in intravenous (IV) therapy applications; and Sensient Technologies, which manufactures a variety of ink-jet inks, cosmetic and pharmaceutical additives, and food and beverage flavors. In our view, each has achieved consistently strong long-term growth in both earnings and stock price.
Clarcor, which manufactures and distributes filtration products for engine/mobile and industrial/environmental products as well as consumer packaging products, was eliminated from the Fund when it was acquired by Parker-Hannifin. We sold the Fund’s position in consumer finance company Global Payments because its market capitalization grew to well beyond the Fund’s small-cap investment mandate after it acquired another one of the Fund’s holdings, Heartland Payment Systems, during the period. Heartland Payment Systems, before being acquired, provided bank card-based payment processing services to small- and medium-sized merchants in the U.S.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended March 31, 2017, the Fund’s allocation to the materials sector decreased from an overweight to a neutral position relative to the Russell 2000® Index, and the Fund’s allocation to the consumer discretionary sector increased from an underweight to a more neutral position relative to the Russell 2000® Index.
How was the Fund positioned relative to its benchmark index at the end of March 2017?
As of March 31, 2017, the Fund was overweighted relative to the Russell 2000® Index in the industrials and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care and real estate sectors and was rather neutrally weighted compared to the Russell 2000® Index in the utilities, information technology, materials and consumer discretionary sectors on the same date. The Fund had no exposure to the energy and telecommunication services sectors at March 31, 2017.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the common stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 3000 Index is representative of the capitalization-weighted stocks traded in the United States.

2
The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Lennox International, Inc.	80,800	$13,517,840	2.7%
Toro Co. (The)	200,200	12,504,492	2.5%
Middleby Corp. (The)	80,000	10,916,000	2.2%
Waste Connections, Inc.	118,400	10,445,248	2.1%
HEICO Corp.	118,145	10,302,244	2.1%
Teledyne Technologies, Inc.	79,400	10,040,924	2.0%
Tyler Technologies, Inc.	62,658	9,684,420	2.0%
Pool Corp.	76,500	9,128,745	1.9%
Healthcare Services Group, Inc.	184,600	7,954,414	1.6%
RLI Corp.	131,900	7,916,638	1.6%
Total			20.7%
Asset Allocation − Percentage of Net Assets

Sector Weightings − Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Stock Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index*

Performance Data: **
Annual Total Returns (For periods ended 3/31/2017)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	19.09%	8.62%	13.17%	8.25%	11.55%
Russell 2000® Index	26.22%	7.22%	12.35%	7.12%	9.35%
Institutional Class	1 Yr	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	19.38%	10.67%
Russell 2000® Index	26.22%	15.04%
*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (92.2%)
CONSUMER DISCRETIONARY (11.9%)
	APPAREL (1.0%)
16,400	Oxford Industries, Inc.	$939,064
160,500	Wolverine World Wide, Inc.	4,007,685
		4,946,749
	AUTO PARTS & EQUIPMENT (0.1%)
6,200	Cooper-Standard Holdings, Inc.*	687,766
	COMMERCIAL SERVICES (1.0%)
89,900	Monro Muffler Brake, Inc.	4,683,790
7,200	Nutrisystem, Inc.	399,600
		5,083,390
	DISTRIBUTION & WHOLESALE (2.4%)
69,400	Core-Mark Holding Co., Inc.	2,164,586
23,000	G-III Apparel Group, Ltd.*	503,470
76,500	Pool Corp.	9,128,745
		11,796,801
	ENTERTAINMENT (1.2%)
22,200	Churchill Downs, Inc.	3,526,470
23,500	Marriott Vacations Worldwide Corp.	2,348,355
		5,874,825
	HOME BUILDERS (0.0%)
2,100	Cavco Industries, Inc.*	244,440
	HOUSEHOLD PRODUCTS (0.5%)
26,300	Helen of Troy, Ltd.*	2,477,460
	LEISURE TIME (0.7%)
34,300	LCI Industries	3,423,140
	RETAIL (5.0%)
38,700	Asbury Automotive Group, Inc.*	2,325,870
14,800	Big Lots, Inc.	720,464
10,600	Bob Evans Farms, Inc.	687,622
43,000	Brinker International, Inc.(1)	1,890,280
31,000	Buffalo Wild Wings, Inc.*	4,735,250
48,900	Cheesecake Factory, Inc. (The)	3,098,304
5,800	Children’s Place, Inc. (The)(1)	696,290
57,200	Dave & Buster’s Entertainment, Inc.*	3,494,348
30,900	Domino’s Pizza, Inc.	5,694,870
12,000	Five Below, Inc.*	519,720
Shares		Value
	RETAIL (5.0%) (continued)
15,600	Texas Roadhouse, Inc.	$694,668
		24,557,686
		59,092,257
CONSUMER STAPLES (4.6%)
	BEVERAGES (0.6%)
22,000	Boston Beer Co., Inc. (The) Class A*(1)	3,182,300
	FOOD (2.5%)
47,400	B&G Foods, Inc.(1)	1,907,850
17,600	Cal-Maine Foods, Inc.(1)	647,680
54,200	Calavo Growers, Inc.(1)	3,284,520
37,600	J&J Snack Foods Corp.	5,097,056
10,600	Lancaster Colony Corp.	1,365,704
		12,302,810
	RETAIL (1.5%)
66,800	Casey’s General Stores, Inc.(1)	7,498,300
		22,983,410
FINANCIALS (9.8%)
	BANKS (1.4%)
104,548	First Financial Bankshares, Inc.(1)	4,192,375
37,900	Prosperity Bancshares, Inc.	2,642,009
		6,834,384
	COMMERCIAL SERVICES (0.8%)
20,200	Green Dot Corp. Class A*	673,872
27,000	LendingTree, Inc.*	3,384,450
		4,058,322
	DIVERSIFIED FINANCIAL (1.6%)
51,600	PRA Group, Inc.*	1,710,540
125,100	Stifel Financial Corp.*	6,278,769
		7,989,309
	INSURANCE (5.3%)
72,000	Allied World Assurance Co. Holdings AG	3,823,200
60,900	Arch Capital Group, Ltd.*	5,771,493
15,500	Primerica, Inc.	1,274,100
54,900	ProAssurance Corp.	3,307,725
20,300	RenaissanceRe Holdings, Ltd.	2,936,395
131,900	RLI Corp.	7,916,638
7,200	Universal Insurance Holdings, Inc.	176,400
12,200	Validus Holdings, Ltd.	687,958
		25,893,909
Shares		Value
	REITS (0.7%)
45,200	Equity Lifestyle Properties, Inc. REIT	$3,483,112
		48,259,036
HEALTH CARE (8.8%)
	BIOTECHNOLOGY (0.2%)
4,400	Bio-Rad Laboratories, Inc. Class A*	877,096
	COMMERCIAL SERVICES (1.0%)
78,850	PAREXEL International Corp.*	4,976,224
	HEALTH CARE PRODUCTS (2.9%)
33,500	Cantel Medical Corp.	2,683,350
27,900	ICU Medical, Inc.*	4,260,330
20,000	IDEXX Laboratories, Inc.*	3,092,200
19,800	Insulet Corp.*	853,182
20,400	Nevro Corp.*(1)	1,911,480
53,200	Wright Medical Group NV*	1,655,584
		14,456,126
	HEALTH CARE SERVICES (2.6%)
41,800	Air Methods Corp.*	1,797,400
27,200	Chemed Corp.	4,969,168
51,200	Mednax, Inc.*	3,552,256
41,300	US Physical Therapy, Inc.	2,696,890
		13,015,714
	PHARMACEUTICALS (2.1%)
79,000	Akorn, Inc.*	1,902,320
24,000	Neogen Corp.*	1,573,200
19,200	PRA Health Sciences, Inc.*	1,252,416
58,400	VCA Antech, Inc.*	5,343,600
		10,071,536
		43,396,696
INDUSTRIALS (33.6%)
	AEROSPACE & DEFENSE (5.2%)
63,200	Esterline Technologies Corp.*	5,438,360
118,145	HEICO Corp.	10,302,244
79,400	Teledyne Technologies, Inc.*	10,040,924
		25,781,528
	BUILDING MATERIALS (3.7%)
111,400	AAON, Inc.	3,937,990
80,800	Lennox International, Inc.	13,517,840
14,500	Trex Co., Inc.*	1,006,155
		18,461,985

See Notes to Financial Statements.

March 31, 2017

Shares		Value
COMMON STOCKS (92.2%) (continued)
	COMMERCIAL SERVICES (3.3%)
14,200	Advisory Board Co. (The)*	$664,560
3,000	Brink’s Co. (The)	160,350
184,600	Health care Services Group, Inc.	7,954,414
4,200	Insperity, Inc.	372,330
185,900	Rollins, Inc.	6,902,467
		16,054,121
	COMPUTERS (0.2%)
26,800	Mercury Systems, Inc.*	1,046,540
	DIVERSIFIED FINANCIAL (0.1%)
5,800	WageWorks, Inc.*	419,340
	ELECTRICAL EQUIPMENT (2.1%)
17,200	Acuity Brands, Inc.	3,508,800
85,700	EnerSys	6,765,158
		10,273,958
	ELECTRONICS (1.4%)
102,000	Woodward Inc.	6,927,840
	ENGINEERING & CONSTRUCTION (0.8%)
39,900	Argan, Inc.	2,639,385
12,500	Dycom Industries, Inc.*(1)	1,161,875
5,700	EMCOR Group, Inc.	358,815
		4,160,075
	ENVIRONMENTAL CONTROL (2.1%)
118,400	Waste Connections, Inc.	10,445,248
	HAND & MACHINE TOOLS (1.7%)
23,800	Franklin Electric Co., Inc.	1,024,590
81,800	Lincoln Electric Holdings, Inc.	7,105,148
		8,129,738
	HOUSEWARES (2.5%)
200,200	Toro Co. (The)	12,504,492
	MACHINERY − DIVERSIFIED (3.5%)
19,900	Applied Industrial Technologies, Inc.	1,230,815
80,000	Middleby Corp. (The)*	10,916,000
25,800	Nordson Corp.	3,169,272
26,100	Wabtec Corp.(1)	2,035,800
		17,351,887
	METAL FABRICATE/HARDWARE (1.5%)
11,800	Mueller Industries, Inc.	403,914
50,100	RBC Bearings, Inc.*	4,864,209
13,800	Valmont Industries, Inc.	2,145,900
		7,414,023
Shares		Value
	MISCELLANEOUS MANUFACTURERS (3.8%)
120,000	AZZ, Inc.	$7,140,000
36,200	Carlisle Companies, Inc.	3,852,042
61,900	EnPro Industries, Inc.	4,404,804
41,600	ITT, Inc.	1,706,432
11,900	John Bean Technologies Corp.	1,046,605
15,600	Lydall, Inc.*	836,160
		18,986,043
	RETAIL (0.3%)
40,600	Rush Enterprises, Inc. Class A*	1,343,048
	TRANSPORTATION (1.4%)
17,800	Genesee & Wyoming, Inc. Class A*	1,207,908
20,500	Kirby Corp.*	1,446,275
33,800	Landstar System, Inc.	2,894,970
30,000	XPO Logistics, Inc.*	1,436,700
		6,985,853
		166,285,719
INFORMATION TECHNOLOGY (14.6%)
	COMMERCIAL SERVICES (1.0%)
50,000	WEX, Inc.*	5,175,000
	COMPUTERS (2.2%)
2,300	CACI International, Inc. Class A*	269,790
57,300	ExlService Holdings, Inc.*	2,713,728
10,700	Insight Enterprises, Inc.*	439,663
54,300	MAXIMUS, Inc.	3,377,460
15,500	NetScout Systems, Inc.*	588,225
45,700	Science Applications International Corp.	3,400,080
		10,788,946
	DIVERSIFIED FINANCIAL (0.1%)
5,000	Ellie Mae, Inc.*	501,350
	ELECTRONICS (1.8%)
8,000	Applied Optoelectronics, Inc.*(1)	449,200
4,000	Coherent, Inc.*	822,560
12,100	II-VI, Inc.*	436,205
56,800	SYNNEX Corp.	6,358,192
7,900	Tech Data Corp.*	741,810
		8,807,967
	INTERNET (3.1%)
44,900	ePlus, Inc.*	6,063,745
51,800	Proofpoint, Inc.*(1)	3,851,848
Shares		Value
	INTERNET (3.1%) (continued)
28,800	Stamps.com, Inc.*(1)	$3,408,480
13,200	Wix.com, Ltd.*	896,280
32,000	Zendesk, Inc.*	897,280
		15,117,633
	SEMICONDUCTORS (0.1%)
13,700	Synaptics, Inc.*	678,287
	SOFTWARE (6.3%)
25,400	ACI Worldwide, Inc.*	543,306
23,826	ANSYS, Inc.*	2,546,285
4,300	Blackbaud, Inc.	329,681
35,700	Fair Isaac Corp.	4,603,515
64,200	j2 Global, Inc.	5,387,022
10,500	Paycom Software, Inc.*(1)	603,855
62,658	Tyler Technologies, Inc.*	9,684,420
31,400	Ultimate Software Group, Inc. (The)*(1)	6,129,594
35,800	Verint Systems, Inc.*	1,552,825
		31,380,503
		72,449,686
MATERIALS (5.7%)
	BUILDING MATERIALS (0.3%)
24,600	US Concrete, Inc.*(1)	1,587,930
	CHEMICALS (1.8%)
5,200	Balchem Corp.	428,584
16,400	Chemtura Corp.*	547,760
8,700	NewMarket Corp.	3,943,101
50,100	Sensient Technologies Corp.	3,970,926
		8,890,371
	HOUSEWARES (0.8%)
38,800	Scotts Miracle-Gro Co. (The)	3,623,532
	MISCELLANEOUS MANUFACTURER (1.5%)
95,200	AptarGroup, Inc.	7,329,448
	PACKAGING & CONTAINERS (1.3%)
62,800	KapStone Paper and Packaging Corp.	1,450,680
86,300	Silgan Holdings, Inc.	5,122,768
		6,573,448
		28,004,729
UTILITIES (3.2%)
	ELECTRIC (0.6%)
37,800	El Paso Electric Co.	1,908,900
15,600	NorthWestern Corp.	915,720
		2,824,620

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (92.2%) (continued)
	OIL & GAS (2.6%)
55,200	New Jersey Resources Corp.	$2,185,920
23,800	Northwest Natural Gas Co.	1,406,580
170,800	South Jersey Industries, Inc.	6,089,020
41,600	Southwest Gas Holdings, Inc.	3,449,056
		13,130,576
		15,955,196
TOTAL COMMON STOCKS (Cost $284,146,590) (92.2%)		456,426,729
EXCHANGE-TRADED FUND (1.0%)
37,000	iShares Russell 2000 ETF	5,086,760
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,650,594) (1.0%)		5,086,760
SHORT-TERM INVESTMENTS (13.1%)
	MONEY MARKET FUNDS (13.1%)
34,197,234	State Street Institutional Liquid Reserves Fund	34,200,653
30,654,827	State Street Securities Lending Government Money Market Portfolio(2)	30,654,827
TOTAL SHORT-TERM INVESTMENTS (Cost $64,854,967) (13.1%)		64,855,480
Shares	Value
TOTAL INVESTMENT SECURITIES (106.3%) (Cost $353,652,151)	$526,368,969
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.3%)	(30,967,813)
NET ASSETS (100%)	$495,401,156
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2017, the market value of the securities on loan was $30,182,930.

(2)
Securities with an aggregate market value of  $30,182,930 were out on loan in exchange for $30,654,827 of cash collateral as of March 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle.

ETF
Exchange Traded Fund.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$456,426,729	$—	$—	$456,426,729
Exchange-Traded Fund	5,086,760	—	—	5,086,760
Short-Term Investments	64,855,480	—	—	64,855,480
Total Investments in Securities	$526,368,969	$—	$—	$526,368,969
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities:(a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c ) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2017.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 9.18% during the 12 months ended March 31, 2017. The Fund lagged the 10.48% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund underperformed its blended benchmark, with the shortfall primarily reflecting fees and expenses, which the unmanaged indices in the blended benchmark do not incur. Also, the Fund’s equity portfolio lagged the S&P 500® Index, though the Fund’s fixed income portfolio outpaced the Bloomberg Barclays Index during the reporting period. Overall, asset allocation had a positive effect on Fund results during the annual period. The Fund benefited from its overweighting of equities, as the S&P 500® Index significantly outperformed the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the S&P 500® Index had gains in every sector during the annual period, while the Fund had absolute gains in all sectors in which it was invested except consumer discretionary, where it had a loss.
On a relative basis, the equity portion of the Fund lagged its benchmark, the S&P 500® Index, due to both weak stock selection and unfavorable sector allocation. The Fund was hurt most by weak stock selection in financials, information technology and consumer discretionary. Having underweighted allocations to financials, especially in banks, and to information technology, which each outperformed the S&P 500® Index during the annual period, also detracted. Partially offsetting these detractors was effective stock selection in health care and industrials, which contributed positively. Further boosting the equity portion of the Fund’s relative results was having an overweighted allocation to industrials, which outperformed the S&P 500® Index during the annual period; having underweighted allocations to the real estate and energy sectors, which underperformed the S&P 500® Index during the annual period; and having no exposure to the telecommunication services sector, which also lagged the S&P 500® Index during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the Fund’s relative results were medical waste management services provider Stericycle and packaged food manufacturer Hormel Foods, each of which saw a double-digit share price decline on reports of operating results that fell short of investor expectations. Relative to the S&P 500® Index, the Fund was also hurt by not owning information technology leader Apple, diversified financials institutions Bank of America and JPMorgan Chase and e-commerce giant Amazon.com, each of which were among the top positive contributors to the S&P 500® Index’s gain during the annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were life science equipment provider Idexx Laboratories, turf equipment manufacturer Toro and weighing instruments manufacturer and measurement technologies supplier Mettler-Toledo International. Each of these companies enjoyed double-digit share price gains during the annual period based on reports of strong operating performance.

VALUE LINE ASSET ALLOCATION FUND, INC.

Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we initiated positions in healthcare management company Universal Health Services and insurance company Validus Holdings. In our view, each has demonstrated the ability over the long term to consistently increase their earnings and stock price.
Among those names we eliminated from the Fund’s equity portfolio during the annual period were apparel company VF, physician management services provider Mednax and rail industry technology-based equipment and services provider Westinghouse Air Brake Technologies (doing business as Wabtec). Each had weaker-than-market-expected operating performance and thus no longer met the Fund’s criteria for long-term consistency in earnings and stock price growth.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the 12-month period ended March 31, 2017, there were no notable changes in the equity portion of the Fund’s allocations relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2017?
As of March 31, 2017, the Fund was overweighted relative to the S&P 500® Index in industrials and materials and was underweighted relative to the S&P 500® Index in the financials, information technology, consumer discretionary and real estate sectors. The Fund was neutrally weighted relative to the S&P 500® Index in consumer staples and health care and had no exposure to the energy, utilities and telecommunication services sectors at March 31, 2017.
From a capitalization perspective, approximately 40% of the Fund’s equity allocation was in large-cap stocks, 45% in mid-cap stocks and 15% in small-cap stocks. Maintaining a long-term perspective, we believe small- and mid-cap stocks tend to possess greater growth potential than large-cap stocks.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration just modestly shorter than that of the Bloomberg Barclays Index, as we expected the Fed to either remain dovish or engage in modest interest rate hikes. This duration positioning had a modestly negative effect on the Fund’s relative results during the annual period.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund outperformed its benchmark, the Bloomberg Barclays Index. The Fund’s significant overweight to investment grade corporate bonds and exposure to high yield corporate bonds as well as its corresponding underweight to U.S. Treasuries contributed most positively to the Fund’s relative results. Individual issue selection within the corporate bond sector also added value. The Fund’s yield curve positioning, with a modest overweight in long-dated corporate bonds and taxable municipal bonds, boosted its relative results as well. There were no significant detractors from the Fund’s results during the annual period from a fixed income sector perspective.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
Overall, the sector weightings in the fixed income portion of the Fund did not change significantly. We modestly increased the Fund’s allocation to corporate bonds with a concurrent modest decrease in its allocation to U.S. Treasuries. Within the corporate bond sector, a modest increase to energy-related bonds was additive to performance, as the price of oil began to rebound during the annual period. We also increased the Fund’s emphasis on BBB-rated debt, favoring these medium-grade bonds over A/AA-rated bonds. This shift proved beneficial, as BBB-rated bond returns were significantly higher than those of A-rated bonds during the annual period. We also modestly increased the Fund’s exposure to sovereign bonds, as emerging markets debt rallied during the annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2017?
As of March 31, 2017, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and taxable municipal bonds. The Fund also had exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and U.S. agency securities. At the end of the annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.

How did the Fund use derivatives and similar instruments during the reporting period?
Neither the Equity portion or Fixed income portion of the Fund use derivatives as part of its strategy during the reporting period.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2017, the Fund had a weighting of approximately 69% in stocks, 24% in fixed income securities and 7% in cash equivalents. This compared to the allocation at the end of March 2016 of approximately 67.5% in stocks, 23% in fixed income securities and 9.5% in cash equivalents. While the allocation changed only modestly during the annual period, we did seek to take advantage of short-term market swings during the annual period to buy and sell both stocks and bonds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets, including interest rates and stock market price levels.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices reach new highs and/or if long-term interest rates increase significantly, the asset allocation model could become neutral toward stocks, perhaps resulting in a decrease in the equity weighting in the Fund.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective. Within the fixed income portion of the Fund, we intend to maintain an emphasis on corporate bonds and select securitized sectors and a lesser exposure to U.S. Treasuries.
Of course, we will continue to carefully monitor economic factors, any significant changes in global economic growth trends, geopolitical risks, supply/demand factors, fundamentals and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching closely Fed commentary and the success, or lack thereof, of the new U.S. Administration, particularly as it relates to implementing tax reform.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	42,000	$6,493,620	2.1%
Toro Co. (The)	88,600	5,533,956	1.8%
Waste Connections, Inc.	61,750	5,447,585	1.8%
Mettler-Toledo International, Inc.	10,400	4,980,664	1.6%
Amphenol Corp.	62,200	4,426,774	1.4%
Rollins, Inc.	115,500	4,288,515	1.4%
Fiserv, Inc.	36,600	4,220,346	1.4%
Teledyne Technologies, Inc.	33,000	4,173,180	1.4%
MasterCard, Inc.	36,000	4,048,920	1.3%
Canadian National Railway Co.	51,800	3,829,574	1.2%
Total			15.4%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Industrials
22.0%
Information Technology
14.2%
Health Care
12.7%
Government
11.1%
Financials
11.0%
Consumer Staples
9.6%
Consumer Discretionary
7.9%
Materials
5.0%
Commercial Mortgage-Backed Securities
1.7%
Telecommunication Services
1.4%
Asset-Backed Securities
1.2%
Energy
1.0%
Utilities
0.9%
Real Estate
0.3%

*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2017 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index, (the “Index”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and are unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index and the S&P 500 Index*

Performance Data: **
Average Annual Total Returns (For periods ended 3/31/2017)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allocation Fund, Inc.	9.18%	5.88%	8.53%	6.42%	9.50%
60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index	10.48%	7.29%	8.92%	6.21%	7.75%
S&P 500® Index	17.17%	10.37%	13.30%	7.51%	9.37%
Institutional Class	1 Yr	Since Inception 11/2/2015
Value Line Asset Allocation Fund, Inc.	9.47%	6.68%
60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index	10.48%	7.95%
S&P 500® Index	17.17%	11.97%
*
The 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger-capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS (69.1%)
CONSUMER DISCRETIONARY (6.2%)
	APPAREL (0.6%)
32,000	NIKE, Inc. Class B	$1,783,360
	DISTRIBUTION & WHOLESALE (0.8%)
34,000	LKQ Corp.*	995,180
12,500	Pool Corp.	1,491,625
		2,486,805
	RETAIL (4.8%)
4,000	AutoZone, Inc.*	2,892,200
39,000	Dollar Tree, Inc.*	3,059,940
9,700	Domino’s Pizza, Inc.	1,787,710
12,800	O’Reilly Automotive, Inc.*	3,453,952
44,000	TJX Companies, Inc. (The)	3,479,520
		14,673,322
		18,943,487
CONSUMER STAPLES (7.2%)
	AGRICULTURE (0.7%)
35,000	Reynolds American, Inc.	2,205,700
	BEVERAGES (0.8%)
22,000	PepsiCo, Inc.	2,460,920
	FOOD (2.5%)
5,000	General Mills, Inc.	295,050
86,000	Hormel Foods Corp.	2,978,180
22,000	Ingredion, Inc.	2,649,460
5,700	J&J Snack Foods Corp.	772,692
10,000	McCormick & Co., Inc.	975,500
		7,670,882
	HOUSEHOLD PRODUCTS (1.2%)
73,600	Church & Dwight Co., Inc.	3,670,432
	RETAIL (2.0%)
21,400	Casey’s General Stores, Inc.	2,402,150
21,000	Costco Wholesale Corp.	3,521,490
		5,923,640
		21,931,574
FINANCIALS (6.3%)
	BANKS (0.5%)
10,100	Signature Bank*	1,498,739
	DIVERSIFIED FINANCIAL (0.2%)
12,000	Intercontinental Exchange, Inc.	718,440
	INSURANCE (5.6%)
3,700	Alleghany Corp.*	2,274,242
29,800	Arch Capital Group, Ltd.*	2,824,146
Shares		Value
25,800	Chubb, Ltd.	$3,515,250
3,500	Enstar Group Ltd.*	669,550
26,100	RenaissanceRe Holdings, Ltd.	3,775,365
19,800	RLI Corp.	1,188,396
23,900	Torchmark Corp.	1,841,256
20,000	Validus Holdings, Ltd.	1,127,800
		17,216,005
		19,433,184
HEALTH CARE (11.8%)
	BIOTECHNOLOGY (1.2%)
11,000	Alexion Pharmaceuticals, Inc.*	1,333,640
14,400	Illumina, Inc.*	2,457,216
		3,790,856
	COMMERCIAL SERVICES (0.1%)
3,300	PAREXEL International Corp.*	208,263
	ELECTRONICS (1.6%)
10,400	Mettler-Toledo International, Inc.*	4,980,664
	HEALTH CARE PRODUCTS (8.0%)
16,000	Becton, Dickinson & Co.	2,935,040
15,300	C.R. Bard, Inc.	3,802,662
36,400	Danaher Corp.	3,113,292
17,800	DENTSPLY SIRONA, Inc.	1,111,432
19,500	Henry Schein, Inc.*	3,314,415
42,000	IDEXX Laboratories, Inc.*	6,493,620
3,700	Teleflex, Inc.	716,801
19,300	Thermo Fisher Scientific, Inc.	2,964,480
		24,451,742
	HEALTH CARE SERVICES (0.3%)
8,100	Universal Health Services, Inc. Class B	1,008,045
	PHARMACEUTICALS (0.2%)
22,000	Novo Nordisk A/S ADR	754,160
	SOFTWARE (0.4%)
19,200	Cerner Corp.*	1,129,920
		36,323,650
INDUSTRIALS (20.0%)
	AEROSPACE & DEFENSE (4.8%)
14,000	General Dynamics Corp.	2,620,800
14,287	HEICO Corp.	1,245,826
16,000	Northrop Grumman Corp.	3,805,440
Shares		Value
	AEROSPACE & DEFENSE (4.8%) (continued)
33,000	Teledyne Technologies, Inc.*	$4,173,180
13,000	TransDigm Group, Inc.	2,862,080
		14,707,326
	COMMERCIAL SERVICES (2.3%)
17,000	Health Care Services Group, Inc.	732,530
50,503	IHS Markit, Ltd.*	2,118,601
115,500	Rollins, Inc.	4,288,515
		7,139,646
	ELECTRICAL EQUIPMENT (1.3%)
5,000	Acuity Brands, Inc.	1,020,000
53,075	AMETEK, Inc.	2,870,296
		3,890,296
	ENVIRONMENTAL CONTROL (3.0%)
23,000	Republic Services, Inc.	1,444,630
26,200	Stericycle, Inc.*	2,171,718
61,750	Waste Connections, Inc.	5,447,585
		9,063,933
	HAND & MACHINE TOOLS (1.3%)
10,200	Lincoln Electric Holdings, Inc.	885,972
19,100	Snap-on, Inc.	3,221,597
		4,107,569
	HOUSEWARES (1.8%)
88,600	Toro Co. (The)	5,533,956
	MACHINERY – DIVERSIFIED (2.1%)
6,800	IDEX Corp.	635,868
18,100	Middleby Corp. (The)*	2,469,745
16,900	Roper Technologies, Inc.	3,489,681
		6,595,294
	MISCELLANEOUS MANUFACTURER (1.0%)
27,400	Carlisle Companies, Inc.	2,915,634
	TRANSPORTATION (2.4%)
51,800	Canadian National Railway Co.	3,829,574
3,000	J.B. Hunt Transport Services, Inc.	275,220
31,200	Union Pacific Corp.	3,304,704
		7,409,498
		61,363,152
INFORMATION TECHNOLOGY (12.8%)
	COMMERCIAL SERVICES (0.8%)
10,000	Automatic Data Processing, Inc.	1,023,900

See Notes to Financial Statements.

March 31, 2017

Shares		Value
COMMON STOCKS (69.1%) (continued)
	COMMERCIAL SERVICES (0.8%) (continued)
14,800	WEX, Inc.*	$1,531,800
		2,555,700
	COMPUTERS (1.1%)
28,400	Accenture PLC Class A	3,404,592
	DIVERSIFIED FINANCIALS (1.3%)
36,000	MasterCard, Inc. Class A	4,048,920
	ELECTRONICS (1.5%)
62,200	Amphenol Corp. Class A	4,426,774
	SOFTWARE (8.1%)
32,500	ANSYS, Inc.*	3,473,275
36,600	Fiserv, Inc.*	4,220,346
15,400	Intuit, Inc.	1,786,246
36,800	Jack Henry & Associates, Inc.	3,426,080
69,600	Open Text Corp.	2,367,096
38,000	Salesforce.com, Inc.*	3,134,620
19,600	Tyler Technologies, Inc.*	3,029,376
17,400	Ultimate Software Group, Inc. (The)*	3,396,654
		24,833,693
		39,269,679
MATERIALS (4.5%)
	CHEMICALS (1.3%)
16,000	FMC Corp.	1,113,440
25,000	Valspar Corp. (The)	2,773,500
		3,886,940
	COMMERCIAL SERVICES (1.1%)
26,000	Ecolab, Inc.	3,258,840
	MISCELLANEOUS MANUFACTURER (0.8%)
31,800	AptarGroup, Inc.	2,448,282
	PACKAGING & CONTAINERS (1.3%)
44,200	Ball Corp.	3,282,292
8,300	Packaging Corp. of America	760,446
		4,042,738
		13,636,800
REAL ESTATE (0.3%)
	REITS (0.3%)
7,400	American Tower Corp. REIT	899,396
TOTAL COMMON STOCKS (Cost $139,234,798) (69.1%)		211,800,922
Principal Amount		Value
ASSET-BACKED SECURITIES (1.1%)
$90,000	Ally Master Owner Trust, Series 2015-2, Class A2, 1.83%, 1/15/21	$90,077
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	150,191
150,000	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	149,959
100,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(1)	100,178
300,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	301,004
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	399,649
135,000	Ford Credit Auto Lease Trust, Series 2015-B, Class A3, 1.38%, 12/15/18	135,036
200,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	197,008
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	300,697
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	201,695
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(1)	252,073
450,000	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.68%, 12/20/18	450,783
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(1)	251,146
Principal Amount		Value
$125,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(1)	$124,925
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,824
150,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	151,524
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	102,478
100,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	100,151
TOTAL ASSET-BACKED SECURITIES (Cost $3,572,820) (1.1%)		3,559,398
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	101,613
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	156,879
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	250,456
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(1)(2)	254,296
53,851	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.78%, 12/25/45(1)(2)	54,020
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(1)(2)	254,415
250,000	GNMA, Series 2013-12, Class B, 2.17%, 11/16/52(2)	236,562

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%) (continued)
$150,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	$155,590
66,122	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(2)	66,807
400,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	406,106
254,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	261,310
94,793	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.09%, 4/25/45(2)	94,735
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	397,818
250,000	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	259,207
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	204,181
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	101,328
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	303,660
Principal Amount		Value
$445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	$464,031
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A2, 3.00%, 9/15/58	102,104
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	419,172
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	302,257
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,960,216) (1.6%)		4,846,547
CORPORATE BONDS & NOTES (11.4%)
	BASIC MATERIALS (0.2%)
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	264,929
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)	203,858
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23(3)	182,392
100,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(3)	101,660
		752,839
	COMMUNICATIONS (1.3%)
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	276,828
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24(3)	203,074
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	253,187
Principal Amount		Value
	COMMUNICATIONS (1.3%) (continued)
$200,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$211,334
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	191,046
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	265,964
300,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	312,028
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	157,016
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	246,033
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	160,305
150,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19(3)	147,881
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20(3)	202,093
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19(3)	270,046
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	255,581
250,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	243,489
200,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	197,752
100,000	Time Warner, Inc., Guaranteed Notes, 3.80%, 2/15/27	98,910

See Notes to Financial Statements.

March 31, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (11.4%) (continued)
	COMMUNICATIONS (1.3%) (continued)
$250,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.45%, 11/1/22	$241,147
		3,933,714
	CONSUMER, CYCLICAL (1.2%)
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20(3)	109,250
100,000	Choice Hotels International, Inc., Guaranteed Notes, 5.75%, 7/1/22	108,750
250,000	CVS Health Corp., Senior Unsecured Notes, 2.75%, 12/1/22	247,333
175,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	182,073
150,000	Dollar General Corp., Senior Unsecured Notes, 4.15%, 11/1/25	154,942
200,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	199,997
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	251,080
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	101,713
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	200,754
175,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	179,375
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	252,040
100,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	109,110
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	211,209
Principal Amount		Value
	CONSUMER, CYCLICAL (1.2%) (continued)
$200,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	$200,666
47,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	47,581
150,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	170,237
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(1)	150,985
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	154,125
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	162,000
150,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	154,313
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	176,312
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	252,454
		3,776,299
	CONSUMER, NON-CYCLICAL (1.8%)
150,000	Abbott Laboratories, Senior Unsecured Notes, 2.00%, 9/15/18	150,171
150,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	150,028
100,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	99,735
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	201,166
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	150,867
150,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	150,167
Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.8%) (continued)
$100,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45	$97,064
100,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 2.65%, 2/1/21(3)	100,752
200,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	216,145
100,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	104,521
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	157,640
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	259,527
150,000	DaVita, Inc., Guaranteed Notes, 5.75%, 8/15/22	155,250
200,000	Dr. Pepper Snapple Group, Inc., Guaranteed Notes, 3.43%, 6/15/27	199,447
250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	253,323
200,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	188,356
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	251,958
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	208,500
175,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	178,935
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	199,536
100,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	97,750
100,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	100,607

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (11.4%) (continued)
	CONSUMER, NON-CYCLICAL (1.8%) (continued)
$225,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	$241,149
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	103,750
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	156,700
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	198,030
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	154,875
100,000	Shire Acquisitions Investments Ireland DAC, Guaranteed Notes, 2.88%, 9/23/23	97,032
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	204,102
200,000	Teva Pharmaceutical Finance Netherlands III B.V., Guaranteed Notes, 2.20%, 7/21/21	193,012
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	168,194
50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	53,076
150,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)	150,377
250,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	269,287
		5,661,029
	ENERGY (1.0%)
250,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	247,901
125,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, 4/1/23	129,375
Principal Amount		Value
	ENERGY (1.0%) (continued)
$100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	$99,750
125,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	120,397
150,000	Enbridge, Inc., Senior Unsecured Notes, 5.50%, 12/1/46	159,479
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	202,554
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	151,420
175,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	163,919
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	248,916
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	149,710
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	104,536
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	212,040
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26(1)	192,953
175,000	Shell International Finance B.V., Guaranteed Notes, 2.50%, 9/12/26	165,091
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	211,768
150,000	Tesoro Corp., Guaranteed Notes, 5.13%, 12/15/26(1)	157,350
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	236,725
		2,953,884
Principal Amount		Value
	FINANCIAL (4.0%)
$200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	$200,510
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	210,000
250,000	American Express Co., Senior Unsecured Notes, 1.64%, 5/22/18(2)	250,948
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22(3)	324,723
175,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	166,852
250,000	Ameriprise Financial, Inc., Senior Unsecured Notes, 2.88%, 9/15/26	240,195
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(3)	259,725
250,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	251,118
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(3)	151,918
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21(3)	164,438
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	207,360
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	208,084
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	251,402

See Notes to Financial Statements.

March 31, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (11.4%) (continued)
	FINANCIAL (4.0%) (continued)
$250,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.80%, 7/21/21	$253,020
150,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	149,704
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	216,889
200,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	184,086
150,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	151,014
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	254,249
100,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, 8/15/17	100,875
125,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	130,859
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21(3)	150,572
155,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	165,985
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	256,565
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	256,558
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)	250,730
225,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	234,065
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	217,003
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	250,382
Principal Amount		Value
	FINANCIAL (4.0%) (continued)
$150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	$157,323
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	203,182
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	201,283
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	215,939
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	181,546
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	101,883
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	271,064
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	261,832
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	243,646
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	267,187
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(3)	203,781
125,000	Kimco Realty Corp., Senior Unsecured Notes, 4.13%, 12/1/46	115,436
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	540,622
250,000	National Australia Bank, Ltd. GMTN, Senior Unsecured Notes, 2.63%, 7/23/20	252,486
150,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	151,576
Principal Amount		Value
	FINANCIAL (4.0%) (continued)
$150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	$150,573
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	154,472
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	257,421
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	199,070
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	253,112
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,340
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	103,036
150,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20	150,317
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	257,449
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	251,521
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	252,282
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	112,091
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	120,810
200,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(3)	222,130
		12,115,239
	INDUSTRIAL (0.6%)
75,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	80,063

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (11.4%) (continued)
	INDUSTRIAL (0.6%) (continued)
$100,000	Amphenol Corp., Senior Unsecured Notes, 4.00%, 2/1/22	$105,376
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	158,813
150,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	164,250
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20(3)	261,572
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43	103,733
150,000	FedEx Corp., Guaranteed Notes, 4.55%, 4/1/46	149,887
200,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	193,682
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	252,160
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	254,272
		1,723,808
	TECHNOLOGY (0.5%)
100,000	Altera Corp., Guaranteed Notes, 1.75%, 5/15/17	100,039
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22	253,108
100,000	Apple, Inc., Senior Unsecured Notes, 4.25%, 2/9/47	101,604
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	100,301
200,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21	207,925
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	101,926
250,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	236,543
Principal Amount		Value
	TECHNOLOGY (0.5%) (continued)
$175,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	$184,695
200,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	202,906
		1,489,047
	UTILITIES (0.8%)
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	212,651
100,000	Consumers Energy Co., 3.13%, 8/31/24	100,240
150,000	Dominion Resources, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	158,488
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	224,442
100,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	99,076
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	213,960
250,000	Florida Power & Light Co., 4.95%, 6/1/35	284,971
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	194,288
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	106,638
200,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26	195,002
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21(3)	100,789
162,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23(3)	169,274
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	252,125
Principal Amount		Value
	UTILITIES (0.8%) (continued)
$250,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	$243,350
		2,555,294
TOTAL CORPORATE BONDS & NOTES (Cost $34,849,979) (11.4%)		34,961,153
FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
150,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(1)	153,831
311,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	316,287
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	156,562
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(3)	134,375
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	262,409
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,018,913) (0.3%)		1,023,464
LONG-TERM MUNICIPAL SECURITIES (0.7%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	189,386
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	128,861
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	193,653
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	239,612

See Notes to Financial Statements.

March 31, 2017

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.7%) (continued)
$200,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	$203,600
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	200,658
150,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Revenue Bonds, Series A, 3.00%, 8/15/30	137,619
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	98,437
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	337,983
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	159,152
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	110,266
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	243,678
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,254,623) (0.7%)		2,242,905
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%)
500,000	FHLB, 2.88%, 9/11/20	519,205
500,000	FHLMC, 1.00%, 7/28/17	500,179
500,000	FHLMC, 0.75%, 1/12/18	498,872
500,000	FHLMC, 1.75%, 5/30/19	503,917
168,569	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	165,888
257,489	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	271,162
Principal Amount		Value
$48,953	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	$51,555
226,503	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	237,790
303,245	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	325,792
49,186	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	53,806
19,806	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	20,346
27,930	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	28,742
258,770	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	269,761
170,501	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	179,325
265,036	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	278,215
114,237	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	119,966
249,976	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	262,406
250,000	FNMA, 2.63%, 9/6/24	253,819
127,914	FNMA, 4.50%, 4/1/40	137,546
26,765	FNMA, 4.50%, 7/1/40	28,789
107,773	FNMA Pool #745275, 5.00%, 2/1/36	117,916
107,330	FNMA Pool #890585, 5.00%, 3/1/39	117,413
5,464	FNMA Pool #910242, 5.00%, 3/1/37	5,968
12,297	FNMA Pool #975116, 5.00%, 5/1/38	13,423
568	FNMA Pool #976734, 5.00%, 3/1/38	619
207,626	FNMA Pool #995245, 5.00%, 1/1/39	226,636
133,080	FNMA Pool #AA7720, 4.00%, 8/1/39	139,877
280,598	FNMA Pool #AB1259, 5.00%, 7/1/40	307,055
249,259	FNMA Pool #AB1796, 3.50%, 11/1/40	256,487
136,410	FNMA Pool #AB3218, 3.50%, 7/1/31	140,644
189,321	FNMA Pool #AB5024, 3.00%, 4/1/42	188,734
Principal Amount		Value
$234,685	FNMA Pool #AB6286, 2.50%, 9/1/27	$237,408
272,016	FNMA Pool #AB8144, 5.00%, 4/1/37	297,921
151,100	FNMA Pool #AC8908, 4.50%, 1/1/40	162,611
54,117	FNMA Pool #AH3226, 5.00%, 2/1/41	59,138
45,973	FNMA Pool #AH6186, 4.00%, 2/1/41	48,385
119,175	FNMA Pool #AH7205, 4.50%, 3/1/41	128,214
123,638	FNMA Pool #AH8932, 4.50%, 4/1/41	133,117
126,053	FNMA Pool #AI1019, 4.50%, 5/1/41	135,629
201,325	FNMA Pool #AJ6932, 3.00%, 11/1/26	207,164
214,254	FNMA Pool #AL7662, 4.50%, 10/1/43	230,324
107,324	FNMA Pool #AQ0287, 3.00%, 10/1/42	106,991
317,005	FNMA Pool #AQ3960, 3.00%, 8/1/28	325,328
259,505	FNMA Pool #AR0930, 2.50%, 1/1/28	262,526
125,038	FNMA Pool #AS0865, 2.50%, 10/1/28	126,490
264,158	FNMA Pool #AS1529, 3.00%, 1/1/29	271,094
34,064	FNMA Pool #AS2751, 4.50%, 6/1/44	36,523
15,335	FNMA Pool #AS3293, 4.00%, 9/1/44	16,089
127,680	FNMA Pool #AS3789, 4.50%, 11/1/44	136,969
210,783	FNMA Pool #AS5485, 4.50%, 7/1/45	226,192
192,608	FNMA Pool #AS5696, 3.50%, 8/1/45	197,132
387,736	FNMA Pool #AS5906, 3.50%, 10/1/45	396,844
63,963	FNMA Pool #AS6205, 3.50%, 11/1/45	65,465
460,358	FNMA Pool #AS6385, 4.00%, 12/1/45	482,983
248,346	FNMA Pool #AS8276, 3.00%, 11/1/46	246,343
36,252	FNMA Pool #AU4290, 4.00%, 9/1/43	38,048
379,341	FNMA Pool #AU7025, 3.00%, 11/1/43	378,012
32,339	FNMA Pool #AU7431, 4.50%, 11/1/43	34,660
161,379	FNMA Pool #AU8070, 3.50%, 9/1/43	165,764
595,782	FNMA Pool #AV0703, 4.00%, 12/1/43	625,181

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.9%) (continued)
$143,376	FNMA Pool #AW5055, 3.50%, 7/1/44	$147,197
152,214	FNMA Pool #AW9239, 4.50%, 8/1/44	163,365
111,429	FNMA Pool #AX1138, 3.50%, 9/1/44	114,055
238,166	FNMA Pool #AY2618, 4.00%, 3/1/45	249,875
140,095	FNMA Pool #AY2713, 4.00%, 2/1/45	146,973
104,484	FNMA Pool #AY2728, 2.50%, 2/1/30	105,054
249,209	FNMA Pool #AY9329, 4.00%, 6/1/45	261,428
160,972	FNMA Pool #AZ0176, 3.00%, 6/1/45	159,779
207,425	FNMA Pool #AZ4775, 3.50%, 10/1/45	212,297
176,429	FNMA Pool #AZ6194, 3.50%, 10/1/45	180,574
221,754	FNMA Pool #AZ9703, 3.00%, 10/1/45	219,995
440,944	FNMA Pool #BA4732, 3.50%, 12/1/45	451,302
148,948	FNMA Pool #BC4443, 3.50%, 4/1/46	152,447
476,165	FNMA Pool #BC9482, 3.00%, 7/1/46	472,326
243,339	FNMA Pool #BD8213, 3.00%, 9/1/46	241,377
212,233	FNMA Pool #MA0073, 4.50%, 5/1/29	227,992
186,408	FNMA Pool #MA2304, 4.00%, 6/1/45	195,569
232,248	FNMA Pool #MA2641, 3.00%, 6/1/46	230,376
136,206	FNMA Pool #MA3894, 4.00%, 9/1/31	144,138
162,571	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	160,482
144,601	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	141,151
206,509	GNMA II Pool #MA1090, 3.50%, 6/20/43	215,045
118,950	GNMA II Pool #MA1448, 3.50%, 11/20/43	123,867
151,122	GNMA II Pool #MA1520, 3.00%, 12/20/43	153,048
110,669	GNMA II Pool #MA2074, 4.00%, 7/20/44	116,971
214,672	GNMA II Pool #MA2149, 4.00%, 8/20/44	226,898
Principal Amount		Value
$44,226	GNMA II Pool #MA2304, 4.00%, 10/20/44	$46,745
367,005	GNMA II Pool #MA2445, 3.50%, 12/20/44	381,158
242,034	GNMA II Pool #MA3803, 3.50%, 7/20/46	251,242
152,632	GNMA Pool #650494, 5.50%, 1/15/36	171,748
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $18,144,438) (5.9%)		18,064,872
U.S. TREASURY OBLIGATIONS (3.4%)
	U.S. TREASURY NOTES & BONDS (3.4%)
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	467,346
470,000	U.S. Treasury Bonds, 4.63%, 2/15/40	603,711
100,000	U.S. Treasury Bonds, 4.38%, 5/15/40	124,160
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	226,789
250,000	U.S. Treasury Bonds, 2.88%, 5/15/43	243,408
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	278,369
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	111,422
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	106,715
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	305,836
350,000	U.S. Treasury Bonds, 3.00%, 11/15/44	348,401
200,000	U.S. Treasury Bonds, 2.50%, 2/15/46	179,250
200,000	U.S. Treasury Bonds, 2.50%, 5/15/46	179,117
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	249,902
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	201,031
150,000	U.S. Treasury Notes, 0.63%, 11/30/17	149,648
1,000,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,002,930
550,000	U.S. Treasury Notes, 1.00%, 9/30/19	544,715
250,000	U.S. Treasury Notes, 1.38%, 12/15/19	249,531
350,000	U.S. Treasury Notes, 1.38%, 1/31/20	349,071
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	494,219
100,000	U.S. Treasury Notes, 1.38%, 3/31/20	99,566
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	197,469
Principal Amount		Value
	U.S. TREASURY NOTES & BONDS (3.4%) (continued)
$300,000	U.S. Treasury Notes, 1.38%, 4/30/20	$298,418
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	350,041
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	151,887
100,000	U.S. Treasury Notes, 1.38%, 4/30/21	98,320
550,000	U.S. Treasury Notes, 2.25%, 4/30/21	559,668
200,000	U.S. Treasury Notes, 2.25%, 7/31/21	203,289
200,000	U.S. Treasury Notes, 2.00%, 10/31/21	200,914
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	100,422
150,000	U.S. Treasury Notes, 1.75%, 3/31/22	148,606
300,000	U.S. Treasury Notes, 1.88%, 5/31/22	298,582
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	48,981
150,000	U.S. Treasury Notes, 2.00%, 11/30/22	149,443
100,000	U.S. Treasury Notes, 1.63%, 4/30/23	97,164
50,000	U.S. Treasury Notes, 2.75%, 2/15/24	51,738
250,000	U.S. Treasury Notes, 2.38%, 8/15/24	252,002
120,000	U.S. Treasury Notes, 2.25%, 11/15/24	119,705
100,000	U.S. Treasury Notes, 2.13%, 5/15/25	98,492
200,000	U.S. Treasury Notes, 1.63%, 2/15/26	188,039
50,000	U.S. Treasury Notes, 1.63%, 5/15/26	46,900
303,870	U.S. Treasury Notes TIPS, 0.13%, 7/15/26	296,463
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,554,466) (3.4%)		10,471,680

See Notes to Financial Statements.

March 31, 2017

Shares		Value
SHORT-TERM INVESTMENTS (6.8%)
	MONEY MARKET FUNDS (6.8%)
19,170,392	State Street Institutional Liquid Reserves Fund	$19,172,309
1,585,088	State Street Securities Lending Government Money Market Portfolio(4)	1,585,088
TOTAL SHORT-TERM INVESTMENTS (Cost $20,757,328) (6.8%)		20,757,397
TOTAL INVESTMENT SECURITIES (100.3%) (Cost $235,347,581)		$307,728,338
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.3%)		(1,052,045)
NET ASSETS (100%)		$306,676,293
*
Non-income producing.

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of March 31, 2017, the market value of the securities on loan was $1,554,540.

(4)
Securities with an aggregate market value of  $1,554,540 were out on loan in exchange for $1,585,088 of cash collateral as of March 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

TIPS
Treasury Inflation Prorated Security

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$211,800,922	$—	$—	$211,800,922
Asset-Backed Securities	—	3,559,398	—	3,559,398
Commercial Mortgage-Backed Securities	—	4,846,547	—	4,846,547
Corporate Bonds & Notes*	—	34,961,153	—	34,961,153
Foreign Government Obligations	—	1,023,464	—	1,023,464
Long-Term Municipal Securities*	—	2,242,905	—	2,242,905
U.S. Government Agency Obligations	—	18,064,872	—	18,064,872
U.S. Treasury Obligations	—	10,471,680	—	10,471,680
Short-Term Investments	20,757,397	—	—	20,757,397
Total Investments in Securities	$232,558,319	$75,170,019	$—	$307,728,338
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2017

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$526,368,969	$307,728,338
Receivable for capital shares sold	414,862	116,025
Interest and dividends receivable	337,603	682,584
Receivable for securities lending income	6,630	2,425
Receivable for securities sold	—	403,525
Total Assets	527,128,064	308,932,897
Liabilities:
Payable upon return of securities on loan (Note 1J)	30,654,827	1,585,088
Payable for capital shares redeemed	366,525	191,143
Payable for securities purchased	185,077	158,084
Accrued expenses:
Advisory fee	313,987	171,264
Service and distribution plan fees	99,929	63,802
Directors’ fees and expenses	—	238
Other	106,563	86,985
Total Liabilities	31,726,908	2,256,604
Net Assets	$495,401,156	$306,676,293
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$10,454	$10,220
Additional paid-in capital	319,731,048	225,775,738
Undistributed/(distributions in excess of) net investment income	(317,139)	164,732
Accumulated net realized gain on investments and foreign currency	3,259,975	8,344,651
Net unrealized appreciation of:
Investments and foreign currency translations	172,716,818	72,380,952
Net Assets	$495,401,156	$306,676,293
Net Asset Value Per Share
Investor Class
Net Assets	$471,689,828	$297,234,552
Shares Outstanding	9,955,297	9,906,067
Net Asset Value, Offering and Redemption Price per Outstanding Share	$47.38	$30.01
Institutional Class
Net Assets	$23,711,328	$9,441,741
Shares Outstanding	498,535	313,880
Net Asset Value, Offering and Redemption Price per Outstanding Share	$47.56	$30.08
* Includes securities on loan of	$30,182,930	$1,554,540
Cost of investments	$353,652,151	$235,347,581
See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2017

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $9,997 and $30,569, respectively)	$4,603,663	$2,380,767
Interest	33,969	2,055,857
Securities lending income	221,403	30,210
Total Income	4,859,035	4,466,834
Expenses:
Advisory fee	3,230,692	2,053,120
Service and distribution plan fees	1,046,356	770,197
Sub-transfer agent fees	232,693	108,614
Auditing and legal fees	242,492	202,571
Transfer agent fees	120,420	121,637
Custody and accounting fees	109,952	136,571
Directors’ fees and expenses	88,377	66,728
Printing and postage	52,425	40,133
Registration and filing fees	43,467	40,570
Insurance	34,832	20,478
Professional fees	12,791	11,916
Other	1,385	1,798
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	5,215,882	3,574,333
Less: Advisory Fees Waived and Expenses Reimbursed	(28,619)	(34,466)
Less: Sub-Transfer Agent Fees Waived	(23,039)	(23)
Net Expenses	5,164,224	3,539,844
Net Investment Income/(Loss)	(305,189)	926,990
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	22,254,987	12,119,409
Foreign currency translations	—	(549)
	22,254,987	12,118,860
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	53,369,798	14,553,849
Foreign currency transactions	—	(99)
	53,369,798	14,553,750
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	75,624,785	26,672,610
Net Increase in Net Assets from Operations	$75,319,596	$27,599,600
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2017 and 2016

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations:
Net investment loss	$(305,189)	$(617,124)
Net realized gain on investments	22,254,987	22,725,059
Change in net unrealized appreciation/(depreciation) on investments	53,369,798	(33,267,137)
Net increase/(decrease) in net assets from operations	75,319,596	(11,159,202)
Distributions to Shareholders from:
Net realized gain from investment transactions
Investor Class	(22,773,709)	(48,588,421)
Institutional Class(1)	(1,087,237)	(121,656)
	(23,860,946)	(48,710,077)
Share Transactions:
Proceeds from sale of shares
Investor Class	124,057,766	107,242,965
Institutional Class(1)	20,708,579	3,802,658
Proceeds from reinvestment of distributions to shareholders
Investor Class	22,505,562	47,980,548
Institutional Class(1)	1,071,777	121,656
Cost of shares redeemed
Investor Class	(124,434,128)	(59,903,376)
Institutional Class(1)	(3,416,352)	(252,902)
Net increase in net assets from capital share transactions	40,493,204	98,991,549
Total increase in net assets	91,951,854	39,122,270
Net Assets:
Beginning of year	403,449,302	364,327,032
End of year	$495,401,156	$403,449,302
Distributions in excess of net investment income included in net assets, at end of year	$(317,139)	$(262,717)
Capital Share Transactions:
Shares sold
Investor Class	2,742,713	2,362,075
Institutional Class(1)	462,108	89,937
Shares issued to shareholders in reinvestment of distributions
Investor Class	487,873	1,140,764
Institutional Class(1)	23,164	2,891
Shares redeemed
Investor Class	(2,813,857)	(1,324,208)
Institutional Class(1)	(73,991)	(5,574)
Net increase	828,010	2,265,885
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2017 and 2016

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations:
Net investment income	$926,990	$392,193
Net realized gain on investments and foreign currency	12,118,860	6,989,690
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	14,553,750	(5,985,722)
Net increase in net assets from operations	27,599,600	1,396,161
Distributions to Shareholders from:
Net investment income
Investor Class	(765,009)	(582,878)
Institutional Class(1)	(26,296)	(235)
Net realized gain from investment transactions
Investor Class	(6,222,727)	(8,219,105)
Institutional Class(1)	(179,324)	(3,081)
	(7,193,356)	(8,805,299)
Share Transactions:
Proceeds from sale of shares
Investor Class	53,035,286	113,930,938
Institutional Class(1)	3,881,363	5,661,207
Proceeds from reinvestment of dividends to shareholders
Investor Class	6,775,433	8,538,111
Institutional Class(1)	203,914	3,316
Cost of shares redeemed
Investor Class	(88,087,172)	(80,215,784)
Institutional Class(1)	(1,016,306)	(75,686)
Net increase/(decrease) in net assets from capital share transactions	(25,207,482)	47,842,102
Total increase/(decrease) in net assets	(4,801,238)	40,432,964
Net Assets:
Beginning of year	311,477,531	271,044,567
End of year	$306,676,293	$311,477,531
Undistributed net investment income included in net assets, at end of year	$164,732	$29,596
Capital Share Transactions:
Shares sold
Investor Class	1,826,566	4,029,876
Institutional Class(1)	131,740	212,619
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	235,340	308,569
Institutional Class(1)	7,068	120
Shares redeemed
Investor Class	(3,018,876)	(2,860,732)
Institutional Class(1)	(34,877)	(2,790)
Net increase (decrease)	(853,039)	1,687,662
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$41.91	$49.50	$47.48	$42.34	$37.27
Income/(loss) from investment operations:
Net investment income/(loss)	(0.00)(2)	(0.06)	(0.02)	(0.07)	0.02
Net gains/(losses) on securities (both realized and unrealized)	7.93	(1.42)	5.05	9.44	6.66
Total from investment operations	7.93	(1.48)	5.03	9.37	6.68
Less distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	(2.46)	(6.11)	(3.01)	(4.23)	(1.57)
Total distributions	(2.46)	(6.11)	(3.01)	(4.23)	(1.61)
Net asset value, end of year	$47.38	$41.91	$49.50	$47.48	$42.34
Total return	19.09%	(3.03)%	10.96%	22.21%	18.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$471,690	$399,788	$364,327	$357,688	$308,754
Ratio of gross expenses to average net assets(1)	1.21%	1.25%	1.27%	1.26%	1.28%
Ratio of net expenses to average net asssets(3)	1.21%	1.25%	1.27%	1.26%	1.28%
Ratio of net investment income/(loss) to average net assets	(0.08)%	(0.17)%	(0.04)%	(0.16)%	0.06%
Portfolio turnover rate	21%	17%	17%	15%	10%
(1)
Ratio Reflects expenses grossed up for the custody credit arrangement, and waiver of the sub-transfer agent fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Amount is less than $0.01 per share.

(3)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the sub-transfer agent fees by the distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Year Ended, March 31, 2017	November 1, 2015(1) to March 31, 2016
Net asset value, beginning of year	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.00)(6)	0.03
Net gains/(losses) on securities (both realized and unrealized)	8.05	(1.66)
Total from investment operations	8.05	(1.63)
Less distributions:
Distributions from net realized gains	(2.46)	(6.11)
Net asset value, end of year	$47.56	$41.97
Total return	19.38%	(3.33)%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$23,711	$3,662
Ratio of gross expenses to average net assets(4)	1.22%	3.47%(3)
Ratio of net expenses to average net assets(5)	0.96%	1.00%(3)
Ratio of net investment income to average net assets	0.23%	0.43%(3)
Portfolio turnover rate	21%	17%(2)
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Amount is less than $0.01 per share.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class Years Ended March 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$28.13	$28.88	$27.21	$24.68	$22.64
Income from investment operations:
Net investment income	0.09	0.03	0.10	0.08	0.10
Net gains on securities (both realized and unrealized)	2.47	0.04	2.17	3.17	2.57
Total from investment operations	2.56	0.07	2.27	3.25	2.67
Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.10)	(0.06)	(0.10)
Distributions from net realized gains	(0.61)	(0.77)	(0.50)	(0.66)	(0.53)
Total distributions	(0.68)	(0.82)	(0.60)	(0.72)	(0.63)
Net asset value, end of year	$30.01	$28.13	$28.88	$27.21	$24.68
Total return	9.18%	0.31%	8.39%	13.22%	12.05%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$297,234	$305,567	$271,045	$237,631	$159,281
Ratio of gross expenses to average net assets(1)	1.13%	1.18%	1.19%	1.19%	1.25%
Ratio of net expenses to average net assets(2)	1.13%	1.15%	1.09%	1.09%	1.15%
Ratio of net investment income to average net assets	0.29%	0.14%	0.37%	0.35%	0.48%
Portfolio turnover rate	17%	19%	24%	29%	40%
(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Year Ended, March 31, 2017	November 1, 2015(1) to March 31, 2016
Net asset value, beginning of year	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	2.53	(0.07)
Total from investment operations	2.63	0.01
Less distributions:
Dividends from net investment income	(0.09)	(0.06)
Distributions from net realized gains	(0.61)	(0.77)
Total distributions	(0.70)	(0.83)
Net asset value, end of year	$30.08	$28.15
Total return	9.47%	0.08%(2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$9,442	$5,910
Ratio of gross expenses to average net assets(4)	1.32%	2.91%(3)
Ratio of net expenses to average net assets(5)	0.88%	0.93%(3)
Ratio of net investment income to average net assets	0.56%	0.64%(3)
Portfolio turnover rate	17%	19%(2)
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor shares are available to any investor who meets the fund’s minimum purchase requirement. Institutional shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

March 31, 2017

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended March 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended March 31, 2017, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

Notes to Financial Statements (continued)

The dividends and distributions were as follows:
	Year Ended March 31, 2017	Year Ended March 31, 2016
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$2.4629	$6.1130
Institutional Class*:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$2.4629	$6.1130
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0748	$0.0547
Distributions per share from net realized gains	$0.6080	$0.7715
Institutional Class*:
Dividends per share from net investment income	$0.0892	$0.0588
Distributions per share from net realized gains	$0.6080	$0.7715
*
Commenced operations on November 1, 2015.

The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$23,935	$19,532	$43,467
Transfer agent fees	102,008	18,412	120,420
Sub-transfer agent fees	228,984	3,709	232,693
Other	917	468	1,385
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Registration and filing fees	$19,718	$20,852	$40,570
Transfer agent fees	102,617	19,020	121,637
Sub-transfer agent fees	108,582	32	108,614
Other	1,312	486	1,798

March 31, 2017

(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2017, the Funds were not invested in joint repurchase agreements.

Notes to Financial Statements (continued)

As of March 31, 2017, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$30,182,930	$30,654,827	$30,846,655
Value Line Asset Allocation Fund, Inc.	1,554,540	1,585,088	1,587,020
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended March 31, 2017.
	Remaining Contractual Maturity of the Agreements As of March 31, 2017
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$30,654,827	$—	$—	$—	$30,654,827
Total Borrowings	$30,654,827	$—	$—	$—	$30,654,827
Gross amount of recognized liabilities for securities lending transactions					$30,654,827
	Remaining Contractual Maturity of the Agreements As of March 31, 2017
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,585,088	$—	$—	$—	$1,585,088
Total Borrowings	$1,585,088	$—	$—	$—	$1,585,088
Gross amount of recognized liabilities for securities lending transactions					$1,585,088

(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

March 31, 2017

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$96,766,991	$87,386,936	$—	$—
Value Line Asset Allocation Fund, Inc.	41,279,023	57,099,067	7,495,589	5,948,234
4.   Income Taxes
At March 31, 2017, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Small Cap Opportunities Fund, Inc.	$353,663,734	$178,514,074	$(5,808,839)	$172,705,235	$181,027	$3,090,531
Value Line Asset Allocation Fund, Inc.	235,362,774	73,531,957	(1,166,393)	72,365,564	164,732	8,359,844
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$250,767	$(250,767)	$—
Value Line Asset Allocation Fund, Inc.	(549)	549	—
These reclassifications were primarily due to differing treatments of foreign currency gains/(losses), net operating losses, and distributions from investments. Net assets were not affected by these reclassifications.
During the year ended March 31, 2017, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $317,139 of late year ordinary losses which will be treated as arising on the first business day of the year ended March 31, 2018.
The tax composition of distributions paid to shareholders during fiscal 2017 and 2016, were as follows:
	Year Ended March 31, 2017 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$23,860,946	$23,860,946
Value Line Asset Allocation Fund, Inc.	791,305	6,402,051	7,193,356

Notes to Financial Statements (continued)

	Year Ended March 31, 2016 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$48,710,077	$48,710,077
Value Line Asset Allocation Fund, Inc.	583,113	8,222,186	8,805,299
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. advisory fees were computed at an annual rate of 0.75% and 0.65%, respectively, of the Fund’s daily net assets during the period, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the year ended March 31, 2017, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$3,230,692
Value Line Asset Allocation Fund, Inc.	2,053,120
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended March 31, 2017, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,046,356
Value Line Asset Allocation Fund, Inc.	770,197
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2017, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Small Cap Opportunities Fund, Inc.	$232,693	$23,039
Value Line Asset Allocation Fund, Inc.	108,614	23

March 31, 2017

The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2018 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to waive all or a portion of its management fee and reimburse the Funds to the Expense Limitation. As of March 31, 2017, fees contractually reimbursed amounted to $28,619 and $34,466 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. As of March 31, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser/ Distributor
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2019	$15,171
Value Line Asset Allocation Fund, Inc.	March 31, 2019	13,745
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2020	28,619
Value Line Asset Allocation Fund, Inc.	March 31, 2020	34,466
During the year ended March 31, 2017, the Funds did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
6.   New Accounting Pronouncements
In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations. Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.
In December 2016, FASB issued Account Standards update 2016-19 — Technical Corrections and Improvements (“ASU 2016-19”), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (the “Funds”) as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
May 19, 2017

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 through March 31, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 10/1/16	Ending account value 3/31/17	Expenses paid during the period 10/1/16 thru 3/31/17*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc – Investor Class	$1,000.00	$1,098.10	$6.22	1.19%
Value Line Small Cap Opportunities Fund, Inc – Institutional Class	1,000.00	1,099.50	4.97	0.95
Value Line Asset Allocation Fund, Inc – Investor Class	1,000.00	1,042.10	5.75	1.13
Value Line Asset Allocation Fund, Inc – Institutional Class	1,000.00	1,043.60	4.53	0.89
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc – Investor Class	1,000.00	1,019.00	5.99	1.19
Value Line Small Cap Opportunities Fund, Inc – Institutional Class	1,000.00	1,020.19	4.78	0.95
Value Line Asset Allocation Fund, Inc – Investor Class	1,000.00	1,019.30	5.69	1.13
Value Line Asset Allocation Fund, Inc – Institutional Class	1,000.00	1,020.49	4.48	0.89
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2017, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	0.00%	0.00%	$23,860,946
Value Line Asset Allocation Fund, Inc.	100.00	100.00	6,402,051
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 46	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013–present)
Non-Interested Directors
Joyce E. Heinzerling Age: 61	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	12	None
James E. Hillman Age: 60	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014–present)
Michael Kuritzkes Age: 56	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013. Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	12	None
Paul Craig Roberts Age: 77	Director	Since 2000	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 68	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	12	None

Management of the Funds

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Officers
Mitchell E. Appel Age: 46	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.   Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

   (2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.   Principal Accountant Fees and Services

(a)  Audit Fees 2017 - $65,177

     Audit Fees 2016 - $76,032

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2017 -$16,829

    Tax Preparation Fees 2016 -$27,143

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2017 -$0

     Aggregate Non-Audit Fees 2016 -$0

(h) Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 5, 2017